Sextant Core Fund

Ticker Symbol: SCORX

March 30, 2012

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Core Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.sextantfunds.com/prospectus. You can also get this information at no cost by calling 1-800/SATURNA or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 30, 2012, are incorporated by reference into this Summary Prospectus.

Sextant Core Fund

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Investment Objective

Long-term appreciation and capital preservation.

Fees and Expenses

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (varies with performance)	0.46%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	1.14%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$116	$362	$628	$1,386

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Core Fund invests in a mix of equity and debt securities. It normally invests 40% of its assets in equity securities of U.S. companies, 20% in foreign equity securities, 25% in investment-grade debt securities with maturities of three years or longer, and 15% in short-term debt securities including money market instruments and cash. The Fund follows a value investment style, favoring income-producing securities of more seasoned companies.

Principal Risks of Investing

The value of Core Fund shares rises and falls as the value of the securities in which the Fund invests goes up and down. Only consider investing in the Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries and companies in which the Fund invests.

The Fund involves the risks of both equity and debt investing, although it seeks to mitigate these risks through a widely diversified portfolio that includes domestic stocks, foreign stocks, short and long-term bonds, and money market instruments. Security prices are subject to market risk, and common stocks in particular may be subject to price declines that are steep, sudden, and/or prolonged.

Foreign investing involves risks not normally associated with U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Bonds have interest rate risk, generally falling in price when rates increase. The longer a bond's maturity, the more sensitive the bond is to interest rate changes. Bonds also entail credit risk, which is the possibility that a bond will not pay interest or principal when due. If a bond's credit quality is perceived to decline, investors will demand a higher yield, which means a lower price.

Performance

The following bar chart and table provide an indication of the risks of investing in the Core Fund by showing changes in performance from year to year and by showing how the Fund's average annual returns compare to those of a broad-based market index. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

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Sextant Core Fund

Annual Total Return

7.51%	-20.78%	19.60%	8.61%	2.37%
2007	2008	2009	2010	2011

Best Quarter	Q2 2009	9.8%
Worst Quarter	Q4 2008	-9.2%

Average Annual Total Returns for periods ended December 31, 2011
	1 Year	Life of Fund (Since Mar. 30, 2007)
Return before taxes	2.37%	2.65%
Return after taxes on distributions	2.14%	2.21%
Return after taxes on distributions and sale of Fund shares	1.84%	2.02%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses or taxes)	0.38%	2.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is Core Fund's investment adviser.

Portfolio Manager

Since 2008, Mr. Peter Nielsen, senior investment analyst of Saturna Capital Corporation, has been the person primarily responsible for the day-to-day management of the Core Fund.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government issued identity document, and a check for $1,000 or more ($100 under a group or retirement plan) payable to the Core Fund. Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596

Or Fax: 360/734-0755

Telephone request

Call: 888/732-6262 or 360/734-9900

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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